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                                                                 Exhibit 10.8(c)

                                 THIRD AMENDMENT
                               TO CREDIT AGREEMENT

          This Third Amendment dated as of December 30, 2002 to Credit Agreement dated as of August 1, 2000, as amended, by and among iGate Capital Corporation, a Pennsylvania corporation (the "Borrower"), PNC Bank, National Association, as Agent, Swing Loan Lender, Issuing Bank, and Lender, National City Bank of Pennsylvania, as a Lender, and Wachovia Bank N.A. (formerly known as "First Union National Bank"), as a Lender.

                                WITNESSETH THAT:

          WHEREAS, the Borrower, PNC Bank, National Association, as Agent, Swing Loan Lender, Issuing Bank and Lender, National City Bank of Pennsylvania, as a Lender, and First Union National Bank, as a Lender, are parties to a Credit Agreement dated as of August 1, 2000, as amended by First Amendment to Credit Agreement dated as of November 28, 2000, and as further as amended by the Second Amendment to Credit Agreement dated as of September 30, 2001 (the "Credit Agreement"); and

          WHEREAS, the parties wish to amend the Credit Agreement in several respects.

          NOW, THEREFORE, the parties hereto, in consideration of the premises and covenants contained herein and intending to be legally bound hereby, agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

2. Sale of Stock of eJiva, Inc. Notwithstanding any provision of the Loan Documents (including without limitation the Pledge Agreement dated as of August 1, 2000 executed by Mastech Systems Corporation), Mastech Systems Corporation may sell all of the capital stock of eJiva, Inc. to Mascot Systems Limited ("Mascot") for consideration of not less than $9,460,000 payable 50% in cash at Closing and 50% in a one year term note issued by Mascot providing for equal quarterly installment payments (the "Mascot Note").

3. Release of Liens/Security Agreement. Upon the execution hereof by all Lenders and the Borrower, and satisfaction of all conditions in Section 7 hereof, (i) the Agent shall execute and file UCC-3 termination statements as may be necessary to release any security interests created by eJiva, Inc. to secure its obligations under the Loan Documents, and (ii) the Security Agreement dated as of August 1, 2000 between eJiva, Inc. and the Agent for the benefit of the Lenders shall terminate and be null and void.

4. Release of Subsidiary Guaranty Agreement. Upon the execution hereof by all Lenders and the Borrower, and satisfaction of all conditions in Section 7 hereof, eJiva, Inc. shall automatically, without further action by any party, be released and discharged of any and all obligations which eJiva, Inc. has or may have under the Subsidiary Guaranty Agreement dated as of August 1, 2000 among eJiva, Inc., and certain other Subsidiaries in favor of the Agent for the

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benefit of the Lenders. This release shall not release or diminish the obligations of the other parties under such Subsidiary Guaranty Agreement.

5. Release of Stock of eJiva, Inc. Upon the execution hereof by all the Lenders and the Borrower and satisfaction of the conditions in Section 7 hereof, the pledge of shares of capital stock of eJiva, Inc. by Mastech Systems Corporation under the Pledge Agreement dated as of August 1, 2000 )(the "Mastech Systems Pledge Agreement") made by Mastech Systems Corporation in favor of the Agent for the benefit of the Lenders shall terminate and the Agent shall deliver to Mastech Systems Corporation the stock certificates evidencing such shares. This release shall not release or diminish the pledge of other securities under the Mastech Systems Pledge Agreement.

6. Representations and Warranties. The Borrower represents and warrants to the Agent and each Lender that the following statements are, and after giving effect to this Third Amendment, will be, true and correct:

     (a) except as described in the Supplemental Schedules attached hereto (the "Supplemental Schedules"), all representations, warranties and covenants made by the Borrower to the Lenders and the Agent that are set forth in the Credit Agreement or any other Loan Document are true and correct on and as of the date hereof with the same effect as though such representations, warranties and covenants had been made on and as of the date hereof (except representations and warranties which expressly relate solely to an earlier date and time, which representations and warranties shall be true and correct on and as of the specific dates and times referred to therein);

     (b) to the Borrower's knowledge, no event or condition exists which with the giving of notice or the passage of time, or both, would constitute a Default or an Event of Default under any of the Loan Documents;

     (c) the Supplemental Schedules attached hereto set forth all information with respect to the Borrower and its Subsidiaries which must be amended or updated from the disclosure schedules to the Credit Agreement in order to make the representations and warranties of Borrower true and correct on the date hereof (except representations and warranties which expressly relate solely to an earlier date and time, which representations and warranties shall be true and correct on and as of the specific dates and times referred to therein);

     (d) the execution and delivery of this Third Amendment and the consummation of the transactions contemplated hereby and by any other documents executed by the Borrower required to be delivered to the Agent in connection with this Third Amendment have been duly and validly authorized by the Borrower and all such documents together constitute the legal, valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with their respective terms, except to the extent that enforceability of any of such documents may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance; and

     (e) Pursuant to the Security Documents and as further described in the Security Documents, the Agent, for the benefit of the Lenders, has held, since the execution of each such Security Document, and will continue to hold, pursuant to the Security Document, a first priority perfected security interest in all of the collateral described therein and in the proceeds of the

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foregoing. The liens and security interests held by the Agent, for the benefit of the Lenders under the Security Documents are free and clear of any and all liens, charges, security interests and encumbrances except those in favor of the Agent for the benefit of the Lenders; and

     (f) The recitals of this Agreement are valid, accurate, complete, true and correct and are hereby incorporated by reference and made a part of this Agreement.

7.   Conditions. This Third Amendment shall be conditioned on:

     (a) the execution and delivery of this Third Amendment by the Borrower, the Agent and the Lenders;

     (b)  Secretary's Certificates; Resolutions; Incumbency.

          Delivery to the Agent of a certificate of the Secretary or Assistant Secretary of the Borrower:

          (i) the names, offices and true signatures of the officers of it, the Borrower authorized to execute, deliver and perform, as applicable, this Agreement and all other Loan Documents to be delivered hereunder; and

          (ii) copies of resolutions of the board of directors authorizing the execution, delivery and performance by the Borrower of the Loan Documents to be executed or delivered by it hereunder.

     (c)  Organization Documents and Good Standing.

          Delivery to the Agent of each of the following documents:

          (i) a certificate of the secretary of Borrower that no change has occurred in its By-Laws since August 1, 2000 and that no change has occurred in its Articles of Incorporation since November 28, 2000; and

          (ii) a good standing certificate for the Borrower from the Secretary of State (or similar, applicable Governmental Authority) of its state of organization as of a recent date.

     (d)  Delivery of Mascot Note

          (i) Delivery to the Agent of the original Mascot Note with an allonge executed in blank, and

          (ii) written acknowledgement in form satisfactory to the Agent whereby Mastech Systems Corporation acknowledges that the Agent holds the Mascot Note as additional collateral under the Mastech Systems Pledge Agreement.

     (d)  Proforma Certificates

          (i) Delivery to the Agent of a proforma Compliance Certificate as of September

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               30, 2002 reflecting the proforma elimination of eJiva, Inc., and

          (ii) a proforma Borrowing Base Certificate as of a date not earlier than December 2, 2002 reflecting the proforma elimination of eJiva, Inc. from the Borrowing Base.

     (e) Amendment Fee Receipt by Agent on behalf of to the Lenders of an Amendment Fee of $30,000 ($10,000 per Lender).

          8. Extent of Amendment and Waiver. Except as expressly described above, this Third Amendment shall not constitute (a) a modification or an alteration of any of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, all of which remain in full force and effect, or (b) a waiver, release or limitation upon the Agent or any Lender's exercise of any of its rights and remedies thereunder, all of which are hereby expressly reserved. This Third Amendment shall not relieve or release the Borrower or any Loan Party in any way from any of its respective duties, obligations, covenants or agreements under the Credit Agreement or the other Loan Documents or from the consequences of any Event of Default thereunder, except as expressly described above. This Waiver shall not obligate the Agent or any Lender, or be construed to require the Agent or any Lender to waive any other Events of Default whether now existing or which may occur after the date of this waiver.

                           [Signature Page to Follow]

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IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed and delivered this Third Amendment as of the day and year first set forth above.

WITNESS:                                      iGATE CAPITAL CORPORATION

By:                                           By:
    ------------------------------                ------------------------------

                                              Title:
                                                     ---------------------------

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                                              PNC BANK, NATIONAL
                                              ASSOCIATION,
                                               as Agent, Swing Loan Lender,
                                              Issuing Bank and Lender

                                              By:
                                                  ------------------------------

                                              Title:
                                                     ---------------------------

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                                              NATIONAL CITY BANK OF
                                              PENNSYLVANIA, as Lender

                                              By:
                                                  ------------------------------

                                              Title:
                                                     ---------------------------

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                                              WACHOVIA BANK N.A.,
                                               as Lender

                                              By:
                                                  ------------------------------

                                              Title:
                                                     ---------------------------

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